UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2022

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Emclaire Financial Corp.

(Exact name of registrant as specified in its charter)

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Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

612 Main Street

Emlenton, Pennsylvania 16373

(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.25	EMCF	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 5, 2022, Emclaire Financial Corp. (Emclaire”) and Farmers National Banc Corp. (“Farmers”) issued a joint press release announcing that Farmers has received the regulatory approvals, including approval from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, necessary to complete the proposed merger of Emclaire with and into FMNB Merger Subsidiary V, LLC, a wholly-owned subsidiary of Farmers (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of March 23, 2022 (the “Merger Agreement”), by and among Farmers, Merger Sub and Emclaire (the “Merger”), and the related merger of The Farmers National Bank of Emlenton, the banking subsidiary of Emclaire, with and into The Farmers National Bank of Canfield, the national banking subsidiary of Farmers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger is expected to be completed in January 2023.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Emclaire under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emclaire Financial Corp.

Date: December 5, 2022	By:	/s/ William C. Marsh
William C. Marsh
Chairman, President and Chief Executive Officer